Exhibit 99.1

©2024 Zura Bio Ltd. Nasdaq Ticker: ZURA Advancing clinical outcomes through pioneering dual-pathway biology April 2024

©2024 Zura Bio Ltd. 2 Forward Looking Statements Disclaimer This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and the negatives of such terms and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These forward-looking statements may include: expectations with respect to development and regulatory plans, trial designs, and the costs, timing and results thereof; expectations with respect to milestones and key events; Zura Bio's cash resources and projected cash runway; the potential to raise additional capital to support the company's operations; expectations with respect to addressable markets and patient populations; and expectations with respect to the use of proceeds from any financing transactions. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and results are difficult or impossible to predict and could differ materially from those expressed or implied in such forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio's 10-K for the year ended December 31, 2023 and other filings with the SEC, including: Zura Bio’s expectations regarding product candidates and their related benefits; Zura Bio’s beliefs regarding potential benefits or limitations of competing products both in development and approved; information regarding Zura Bio’s vision and strategy; anticipated timing of key events and initiation of Zura Bio’s studies and release of clinical data; Zura Bio’s expectations regarding the general acceptability and maintenance of our products by regulatory authorities, payors, physicians, and patients; Zura Bio’s ability to attract and retain key personnel; the accuracy of Zura Bio’s future operating expenses, capital requirements and needs for additional financing; Zura Bio’s ability to obtain funding for operations, including funds that may be necessary to complete development of our product candidates; the fact that Zura Bio has not completed any clinical trials and has no products approved for commercial sale; the fact that Zura Bio has incurred significant losses since inception, and expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future; Zura Bio’s ability to renew existing contracts; Zura Bio’s reliance on third-party contract development manufacturing organizations for the manufacture of clinical materials; Zura Bio’s ability to obtain regulatory approval for our products, and any related restrictions or limitations of any approved products; Zura Bio’s ability to effectively manage growth and competitive pressures from other companies worldwide in the therapies in which Zura Bio competes; and litigation and Zura Bio’s ability to adequately protect intellectual property rights. These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that we will achieve our expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the US Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. Caution should be exercised when comparing data across trials of different products and product candidates. Differences existing between trial designs and patient populations and characteristics. The results across such trials may not have interpretative value on our existing or future results. Statements included herein concerning clinical trials for the product candidates have not been reviewed or endorsed by Eli Lilly ("Lilly") or Pfizer. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

©2024 Zura Bio Ltd. 3 KEY HIGHLIGHTS Nasdaq ticker: ZURA Three clinical stage assets in-licensed from Top 10 Pharmaceutical innovators, each accompanied by early-phase clinical data packages Pioneering dual-pathway biology, with potential to modify treatment in diseases with unmet need Cash runway into 2026; expected to be sufficient capital to fund systemic sclerosis development plan Management team and Board are highly experienced with a demonstrated track record of success in drug and business development Zura’s planned use of proceeds potentially expected to: Enhance SSc phase 2 probability of success and accelerate overall SSc development timelines Initiate a phase 2 clinical trial in HS, assuming study initiation 2Q 2025 and topline data 3Q 2026 Extend cash runway post topline data through 2027 Acronyms: CMC, chemistry, manufacturing, and controls; HS, hidradenitis suppurativa; SSc, systemic sclerosis

©2024 Zura Bio Ltd. 4 Zura is led by a strong leadership team with a successful track record in drug and business development Nasdaq: ZURA Mike Howell Ph.D. Chief Scientific Officer and Head of Translational Medicine Kim Davis J.D. Chief Legal Officer Kiran Nistala M.D., Ph.D. Chief Medical Officer and Head of Development Gary Whale Ph.D. Chief Technology Officer Verender Badial Chief Financial Officer Robert Lisicki Chief Executive Officer and Director Executive Team Amit Munshi Chairman Jennifer Jarrett Director Parvinder Thiara Director Sandeep Kulkarni, MD Director Steve Schoch Director Arnout Ploos van Amstel Director Neil Graham, M.D. Director Robert Lisicki CEO & Director Someit Sidhu, M.D. Founder & Director Board of Directors

©2024 Zura Bio Ltd. 5 Scientific Advisory Board formed with prominent specialists in autoimmune and inflammatory diseases AJAY NIRULA, M.D., Ph.D. SVP of Immunology | Eli Lilly & Company Research Laboratories Led immunology research and early clinical development at Lilly since joining in 2015 Contributed to various research programs and regulatory filings in diseases including rheumatoid arthritis, systemic lupus erythematosus, multiple sclerosis, psoriasis, and vasculitis Author of numerous articles in esteemed medical journals such as The New England Journal of Medicine, JAMA, and Nature Immunology DINESH KHANNA, M.D., M.Sc. Professor of Medicine and Director of the Scleroderma Program | University of Michigan Leads a multidisciplinary team dedicated to advancing knowledge about scleroderma and related conditions Research interests include developing new patient-reported outcome measures and clinical trial design for scleroderma and joint diseases. Leading international efforts to develop management guidelines for scleroderma and gout STEVEN ZIEGLER, Ph.D. Director of External Collaborations and Member of the Center for Fundamental Immunology | Benaroya Research Institute at Virginia Mason Affiliate Professor in the Immunology Department, University of Washington School of Medicine Research interests include investigating factors controlling normal immune regulation and studying contributors to disease development and progression Current projects involve exploring genes and cell populations implicated in autoimmune responses, investigating the involvement of epithelial cytokines (TSLP, IL-25, and IL-33) in responses to infection and allergen challenge in barrier tissues such as the respiratory and gastrointestinal systems, and identifying a novel role for TSLP in regulating tumor progression Acronyms: IL, interleukin; TSLP, thymic stromal lymphopoietin Nasdaq: ZURA

Pipeline of novel dual-pathway biology clinical stage assets potentially offers of broader and improved clinical responses zurabio

Nasdaq: ZURA

*Study conduct within current budget** | *Study conduct not within current budget**

Note: Hatched bars represent trials that have not yet commenced

✓ indicates COMPLETED

PROGRAM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	PROJECTED MILESTONES**	
tibulizumab ZB-106 Anti-BAFF + IL-17	***systemic sclerosis*** **LEAD PROGRAM**	Phase 2 study designed to potentially enable seamless transition to phase 3				✓ CRO selection (contract negotiation in-process) ✓ Protocol development (informed with KOL & expert feedback)	1Q-'24
						▪ Submit type B meeting request to FDA	2Q-'24
						▪ DS GMP batch complete	3Q-'24
						▪ DP GMP batch complete ▪ Obtain IND approval ▪ CTM released and shipped to country specific hubs ▪ Phase 2 study initiation	4Q-'24
	hidradenitis suppurativa					▪ Protocol development (informed with KOL & expert feedback)	2Q-'24
						▪ DS GMP batch complete	3Q-'24
						▪ Submit type B meeting request ▪ DP GMP batch complete	4Q-'24
						▪ Phase 2 study initiation	2Q-'25
ZB-168 Anti-IL-7Ra + TSLP	***alopecia areata***					Phase 2 planning (***) (****)	
torudokimab ZB-880 Anti-IL-33 + RAGE	***allergy / respiratory***					Complete all CMC and regulatory work to ready the asset for phase 2 (***) (****)	

(*) as of 08-April-2024, study conduct expected to be possible with proposed financing
(**) milestone dates are subject to change due to factors such as regulatory feedback and obtaining financing to initiate studies that are not currently in budget
(***) achievement of milestones are dependent on additional financing; trial conduct not included in current budget runway
(****) pending topline data from anticipated phase 2 / 3 external events
Acronyms: BAFF, B cell-activating factor; CMC, chemistry, manufacturing, and controls; IL, interleukin; RAGE, receptor for advanced glycation end products; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd.
6

Multiple studies completed, with favorable tolerability observed in prior phase 1/1b trials*

zurabio
Nasdaq: ZURA

tibulizumab
ZB-106



Dual Antagonist
Anti-BAFF
Anti-IL-17A
Anti-BAFF

78 Participants Dosed Across Three Ph 1/1b studies

57 participants with single dose

21 participants with multiple doses up to 12 weeks

ZB - 168



IL-7Rα
IL-7
γc
IL-7Rα
TSLP
IL-7Rα
TSLPR
JAK1
JAK3
JAK2
JAK1
STAT5
STAT3
STAT1
STAT5

93 Participants Dosed

60 participants with single dose

33 participants with multiple doses up to 12 weeks

torudokimab
ZB-880



Epithelial Damage
IL- 33 RED
torudokimab
IL- 33 OX
ST2 pathway
ST2 receptor independent pathway
IL- 1RAP
ST2
RAGE
EGFR
Inflammation
Epithelial remodeling

244 Participants Dosed

81 participants with single dose

163 participants with multiple doses up to 52 weeks

(*) includes data from trials run by Pfizer and Eli Lilly
Sources: Zura CSRs and Internal Data
Acronyms: BAFF, B cell-activating factor; EGFR, epidermal growth factor receptor; JAK, janus tyrosine kinase; IL, interleukin; RAGE, receptor for advanced glycation end products; ST2, growth STimulation expressed gene 2; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd. | 7

Predicted BAFF and IL-17 Response in phase 1b*

zurabio

Nasdaq: ZURA

A Study of LY3090106 (tibulizumab) in Participants With Sjögren's syndrome (SS)*

- The final combined PK dataset included 24 subjects from the MAD (Sjögren's syndrome) and 41 subjects (8 healthy subjects and 33 subjects with RA) from the SAD who received tibulizumab or placebo.
- Free and unbound BAFF and unbound IL-17 were not assayed and quantified physically but can be predicted using the PK/PD model based on assayed free drug, total soluble BAFF and total soluble IL-17.

Table 11.11. Model-Predicted Maximum Change from Baseline of Free Unbound BAFF and IL-17 Concentration Following the Last Dose of LY3090106 Administration per Protocol

Maximum Percent Change from Baseline of Free Targets (Median [90% CI])		
	Free BAFF	**Free IL-17**
x mg q4W	-97.6 (-99.9, -91.0)	-98.1 (-99.9, -92.9)
x mg q2W	-98.6 (-99.9, -94.9)	-99.0 (-99.9, -96.1)

Figure 11.2. Model-Predicted percentage change from baseline of free unbound BAFF (upper panel) and IL-17 (lower panel) concentration versus time profiles following multiple LY3090106 administrations per Protocol



Free BAFF concentration % CFB
Free IL-17 concentration % CFB
0
25
50
75
100
0
10
20
30
40

Note: Solid black lines and gray shaded areas represent median and 90% prediction interval of 1000 Monte Carlo simulation of the final PK/PD model

(*) includes data from trial run by Eli Lilly (clintrials.gov identifier: NCT02614716)
Sources: Zura CSRs
Acronyms: BAFF, B cell activating factor; CFB, change from baseline; CI, confidence interval; IL, interleukin; MAD, multiple ascending dose; PD, pharmacodynamics; PK, pharmacokinetics; q2W, once every 2 weeks; q4W, once every 4 weeks; RA, rheumatoid arthritis; SAD, single ascending dose

©2024 Zura Bio Ltd.
8

©2024 Zura Bio Ltd. 2024 anticipated milestones to enhance value Anticipated Zura milestones: CRO contract, FDA Type B response, commencing phase 2 SSc trial, and expecting guidance for projected TLD for phase 2 SSc Up to 6 potential meaningful industry read-outs for IL-7, TSLP and IL-33 - Phase 2: UC*, AD*, AA*, COPD* | Phase 3: Asthma*, COPD* Opportunity for value inflection and to potentially: - Enhance SSc probability of success and accelerate SSc clinical development – potentially reduce overall timeline by up to 18 months - Initiate new clinical study in hidradenitis suppurativa ©2024 Zura Bio Ltd. 9 (*) anticipated read-outs will come from other companies Acronyms: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; CRO, contract research organization; FDA, Food and Drug Administration; IL, interleukin; SSc, systemic sclerosis; TLD, topline data; TSLP, thymic stromal lymphopoietin

Key anticipated events through 2026

zurabio
Nasdaq: ZURA

2024				2025				2026			
1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

ANTICIPATED INTERNAL ZURA EVENTS[1]

(1Q – CRO) Selection

(2Q – CRO) Contracted

(3Q – FDA) Feedback

(4Q – IND) Targeted Approval

(2Q – FDA) Type B Request

(2Q-2025) HS phase 2 Initiation → **(3Q-2026)** HS phase 2 study completion

(4Q – tibulizumab) SSc phase 2 Initiation → **(4Q-2026)** SSc phase 2 study completion

ANTICIPATED EXTERNAL EVENTS[2]

(1Q/2Q-2024) IL-7
Ph2 in UC
OSE Immunotherapeutics , OSE-127

(3Q-2024) TSLP
Ph3 in Asthma TSLP
(reducing corticosteroid)
AZ/ Amgen, tezepelumab

(1Q/2Q-2024) TSLP
Ph2 in COPD
AZ/ Amgen, tezepelumab

(4Q-2024) IL-7/TSLP
Ph2 in AA
Q32 Bio, bempikibart

(4Q-2024) IL-7/TSLP
Ph2 in AD
Q32 Bio, bempikibart

(2Q-2025) IL-33
Ph3 in COPD
Sanofi/Regeneron, itepekimab

ANTICIPATED EVENTS LEGEND

- Tibulizumab SSc Anticipated Events
- Tibulizumab HS Anticipated Events
- External IL-7 / TSLP Anticipated Topline Data
- External IL-33 Anticipated Topline Data

Sources: [1] Zura Planning Assumptions, [2] clinicaltrials.gov, Company Presentations

Acronyms: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; CRO, contract research organization; FDA, Food and Drug Administration; HS, hidradenitis suppurativa; IL, interleukin; SSc, systemic sclerosis; TLD, topline data; TSLP, thymic stromal lymphopoietin; UC, ulcerative colitis

©2024 Zura Bio Ltd.
10

zurabio
Nasdaq: ZURA

Key Highlights for tibulizumab in systemic sclerosis

Tibulizumab offers a *dual-pathway approach* and potentially *paradigm changing* therapy to SSc patients, if approved

- ✓ IL-17 and BAFF are upregulated in SSc, and present in serum and skin of SSc patients
- ✓ **In separate studies, brodalumab [IL-17] and belimumab [BAFF] have demonstrated clinically relevant biological effects in lung & skin in phase 2 and phase 3 studies [1,2]**
- ✓ Tibulizumab's dual-pathway biology combines IL-17 + BAFF pathways, offering potential as a pioneering first-in-class therapy
- ✓ Tibulizumab may offer the convenience of Q4W SC dosing

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519.
[2] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

Acronyms: BAFF, B cell-activating factor; IL, interleukin; Q4W, every four weeks; SSc, systemic sclerosis; SC, subcutaneous

©2024 Zura Bio Ltd.
11

Tibulizumab is designed to target the combination of two clinically validated pathways for SSc zurabio
tibulizumab | ZB-106 | SSc

Brodalumab
IL-17 receptor antagonist

- Achieved 1° endpoint of treatment difference of least square mean: (−21.2 [95% CI -3.9, -18.5]; P<0.001), in mRSS and 2° endpoint of improved FVC, both at 24 weeks [1]
- Demonstrated therapeutic effects on lung/respiratory functions, digital ulcers, the symptoms of gastroesophageal reflux disease, and QOL without noteworthy safety concerns

CLINICAL PRECEDENT
Phase 3 brodalumab study (24 weeks)


mRSS
FVC (% predicted)
Δ mRSS (units)
0
-10
-20
+ 4.4
- 16.8
Δ -21.2 units
Placebo (n=47)
Brodalumab (n=47)
Δ FVC (% Predicted)
0
-2
-4
-6
+ 0.2
- 5.0
Δ +5.2%
Placebo (n=47)
Brodalumab (n=47)

Belimumab
BAFF antagonist

- 52-week, investigator initiated, single center, double blind, placebo-controlled pilot study in 20 participants with dcSSc on MMF [2]
- Both treatment groups experienced improvements in mRSS favoring belimumab (-10 vs -3; p=NS)
- Secondary endpoints were met with statistical significance in two endpoints: SHAQ-DI and VAS Raynaud's phenomenon

CLINICAL PRECEDENT
Phase 2 belimumab IIT study (52 weeks)


mRSS
FVC (% predicted)
Δ mRSS (units)
0
-5
-10
-3.0
-10.0
Δ -7.0 units
Placebo (n=9)
Belimumab (n=9)
Δ FVC (% Predicted)
5
0
-5
Δ +7.0%
+ 5.0
-2.0
Placebo (n=9)
Belimumab (n=9)

Sources: [1] Fukasawa, T., et al. Annals of the Rheumatic Diseases, doi:10.1136/annrheumdis-2022-eular.2519. [2] Gordon, Jessica K., et al. Arthritis Rheumatology, doi:10.1002/art.40358.

Acronyms: BAFF, B cell-activating factor; dcSSc, diffuse cutaneous systemic sclerosis; FVC, forced vital capacity; IIT, investigator-initiated trial; MMF, mycophenolate mofetil; mRSS, modified Rodnan skin score; QOL, quality of life; SHAQ-DI, scleroderma health assessment questionnaire – disability index; SSc, systemic sclerosis; VAS, visual analogue scale

©2024 Zura Bio Ltd. 12

zurabio

tibulizumab | ZB-106 | SSc

TAM projected at $2B by 2028

Significant unmet need in systemic sclerosis

- **No advanced-line agents currently approved** for skin and lung
- Global prevalence of **200,000 patients with 100,000 SSc patients** in US
- Penetration of advanced line agents projected to **peak at ~35%**
- TAM projected to reach **$2B by 2028**
- SSc forecasted **CAGR of 4.2% (2021 – 2028)**

Sources: Coherent Market Insights: Scleroderma 2022-2028. Global Data: Systemic Sclerosis – Global Drug Forecast and Market Analysis to 2030
Acronyms: CAGR, compound annual growth rate;; SSc, systemic sclerosis; TAM, total addressable market; US, United States

©2024 Zura Bio Ltd.
13

We are developing Tibulizumab as a differentiated treatment for SSc patients zurabio
tibulizumab | ZB-106 | SSc

We are developing tibulizumab to potentially address three critical gaps

01 EFFICACY
Potential for broader and improved clinical effect in skin ***and*** lung in a single therapy

02 TOLERABILITY
The two components of tibulizumab have been safely administered to ~150,000 study participants or patients[1]

03 CONVENIENCE
Designing to avoid onerous monitoring and potentially offer convenient Q4W SC dosing

[1] administered as mono-therapy ixekizumab or mono-therapy tabalumab
Sources: clinicaltrials.gov, Lilly press release, dated 2021, April 30, retrieved from URL , Taltz® delivers more cumulative days with completely clear skin for adults with psoriasis compared to seven other biologics in novel network meta-analysis
Acronyms: HCP, healthcare provider; Q4W, every four weeks; SC, subcutaneous; SSc, systemic sclerosis

©2024 Zura Bio Ltd.
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zurabio
tibulizumab | ZB-106 | HS

Key Highlights for tibulizumab in hidradenitis suppurativa

Tibulizumab combines *two validated HS mechanisms* into one single therapy

- Scientific validation of the role of IL-17 and B cells in hidradenitis suppurativa
- Multiple positive phase 2 and phase 3 studies in the industry with IL-17 inhibitors or B cell depleting therapies [1]
- Despite new options unmet need remains, PBO adjusted HiSCR75 deltas are in the 20% to 30% range [1]
- Dual-pathway biology combines two clinically validated therapeutic targets into a single agent
- Developing to potentially offer convenient Q4W SC dosing

Sources: [1] Company Presentations, Publications and Research.
Acronyms: HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; PBO, placebo, Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd. 15

Role of IL-17 and B cells is clinically validated, however clinical effect remains modest with single-pathway inhibition zurabio
tibulizumab | ZB-106 | HS

Company / Asset*		NOVARTIS COSENTYX®	NOVARTIS remibrutinib*	ucb BIMZELX®	MoonLake sonelokimab	MoonLake sonelokimab	ACELYRIN izokibep	ACELYRIN izokibep	rigel fostamatinib
Mechanism		IL-17 A	BTKi	IL-17 A/F	IL-17 A/F	IL-17 A/F	IL-17 A/A	IL-17 A/A	SYK inhibitor
Administration		SC/IV	PO	SC	SC	SC	SC	SC	PO
Phase		Phase 3	Phase 2b	Phase 2	Phase 2	Phase 2	Phase 2b	Phase 2b	Phase 2
Dosing		30mg Q2W for 16W	100 mg or 25 mg BID	320mg Q2W for 12W	120mg Q2W for 12W	120mg Q2W for 24W	160mg QW for 12W	160 mg Q2W or QW for 12W	150 mg BID for 12W
Total Patients		n = 360	N = 77	n = 88	n = 234	n = 234	n = 30	n = 175	n = 20
Efficacy (HiSCR50)	Non-Placebo Adjusted	42% - 45%	48.5% - 72.7%	63%	66%	76%	71%	42% - 46%	85%
	Placebo Adjusted	11% +	38%	35%	38%	48%	N/A	1% - 5%	N/A
Efficacy (HiSCR75)	Non-Placebo Adjusted	N/A	27.3% - 42.4%	50%	43%	57%	57%	34% - 39%	70%
	Placebo Adjusted	N/A	24%	29%	29%	N/A	N/A	5% - 10%	N/A
Safety	Candidiasis	0% - 3%[1]	0	9%	10.5%	>10%	0%[2]	TBD	0%

(*) There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

Sources: Company Presentations, Publications and Research.
[1] Represents data from psoriasis trial. [2] Represents safety data from psoriatic arthritis trial remibrutinib, 2024 AAD S026.

Acronyms: BID, twice a day; BTKi, Bruton tyrosine kinase inhibitors; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IL, interleukin; IV, intravenous; PO, per os or by mouth; Q2W, every two weeks; Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd.
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tibulizumab | ZB-106 | HS

TAM projected at $2.2B By 2030

Significant opportunity and clinical need in hidradenitis suppurativa

- US estimates of **300,000 to 400,000 HS patients**
- **High market need**, 60% of HS patients are biologic eligible
- Tibulizumab may offer **convenient Q4W SC dosing regimen**

Assumes COSENTYX® becomes first line biologic for HS following FDA approval for HS on 31-Oct-2023.
Sources: Medical Literature, MEDACorp KOLs, Company websites, IQVIA, US Department of Veteran's Affairs, Zura Bio Management
Acronyms: HS, hidradenitis suppurativa; Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd.
17

We are developing tibulizumab as a differentiated treatment for HS patients zurabio
tibulizumab | ZB-106 | HS

We are developing tibulizumab to potentially address three critical gaps

01 EFFICACY
Combined IL-17 + BAFF inhibition potentially results in broader and improved clinical responses for HS patients

02 TOLERABILITY
The two components of tibulizumab have been safely administered to ~150,000 study participants or patients[1]

03 CONVENIENCE
Developing to avoid onerous monitoring; potentially offer convenient Q4W SC dosing

[1] administered as mono-therapy ixekizumab or mono-therapy tabalumab

Sources: clinicaltrials.gov, Lilly press release, dated 2021, April 30, retrieved from URL , Taltz® delivers more cumulative days with completely clear skin for adults with psoriasis compared to seven other biologics in novel network meta-analysis

Acronyms: BAFF, B cell-activating factor; HS, hidradenitis suppurativa; IL, interleukin; Q4W, every four weeks; SC, subcutaneous

©2024 Zura Bio Ltd.
18

©2024 Zura Bio Ltd. 2024 anticipated milestones to enhance value Anticipated Zura milestones: CRO contract, FDA Type B response, commencing phase 2 SSc trial, and expecting guidance for projected TLD for phase 2 SSc Up to 6 potential meaningful industry read-outs for IL-7, TSLP and IL-33 - Phase 2: UC*, AD*, AA*, COPD* | Phase 3: Asthma*, COPD* Opportunity for value inflection and to potentially: - Enhance SSc probability of success and accelerate SSc clinical development – potentially reduce overall timeline by up to 18 months - Initiate new clinical study in hidradenitis suppurativa ©2024 Zura Bio Ltd. 19 (*) anticipated read-outs will come from other companies Acronyms: AA, alopecia areata; AD, atopic dermatitis; COPD, chronic obstructive pulmonary disease; CRO, contract research organization; FDA, Food and Drug Administration; IL, interleukin; SSc, systemic sclerosis; TLD, topline data; TSLP, thymic stromal lymphopoietin

©2024 Zura Bio Ltd. systemic sclerosis (SSc) tibulizumab ZB-106 Anti-BAFF x IL-17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL-17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

Optimized trial design with unique attributes achieved through collaborative drug development approach zurabio

tibulizumab | ZB-106 | SSc

Traditional Approach:
6-MONTH RANDOMIZED (mRSS) + 6-MONTH OLE (FVC)

n = 50-60

R 1:1

- ZB-106 DOSE 1 (n = 25-30)
- PLACEBO (n = 25-30)

ZB-106 (n = 25-30)

EFFICACY PERIOD (24 WEEKS) | OLE PERIOD (24 WEEKS)

Zura's Unique Approach:
RANDOMIZED TRIAL (w/HRCT)*
Increased Potential for Successful Readout

n = 80

R 1:1

- ZB-106 (n = 40)
- PLACEBO (n = 40)

HRCT | EFFICACY PERIOD (24 WEEKS) | HRCT

KEY EFFICACY ENDPOINTS

Traditional Approach:

- mRSS (Primary)
- FVC
- Clinician Global
- Patient Global
- HAQ-DI (Function)

Zura's Unique Approach:

- **mRSS**
- **qHRCT**
- FVC
- Clinician Global
- Patient Global
- HAQ-DI (Function)

KEY INCLUSION CRITERIA

Traditional Approach:

- Early diffuse cutaneous SSc
- mRSS 10-29
- <5 years from first symptom
- HAQ-DI >0.25
- Stable background therapy
- Evidence of disease progression over previous 2-6 months:
  - mRSS increased by ≥3 units; or
  - Involvement of 1 new body area w/ increase of ≥2 mRSS units; or
  - Involvement of 2 new body areas w/ increase of ≥1 mRSS units

Zura's Unique Approach:

- Early diffuse cutaneous SSc, **enriched for SSc-ILD**
- mRSS 12-35 if <2 years; mRSS 15-45 if 2-5 years
- **Enrich for & stratify by SCL-70 antibody positive**
- **Exclude anti-centromere antibody positive**
- **Require elevated acute phase reactants**
- Stable background therapy, including MMF for **6 months**

(*) Trial design is subject to change

Acronyms: CT, computed tomography; EOP2, end of phase 2; FDA, Food & Drug Administration; FVC, forced vital capacity; HAQ-DI, health assessment questionnaire – disability index; ILD, interstitial lung disease; MMF, mycophenolate mofetil; mRSS, modified Rodnan skin score; qHRCT, quantitative high-resolution computed tomography; SSc, systemic sclerosis

©2024 Zura Bio Ltd. 21

ZB-106 SSc development plan designed to mitigate historical study challenges and to potentially move directly into pivotal trial zurabio
tibulizumab | ZB-106 | SSc



- **SSc FDA approval is likely to require evidence of improvement in[1]**
  - Skin assessed by modified Rodnan skin score, mRSS
  - Internal organs: ILD is most common affected organ, assessed by FVC
  - Patient global assessment and HAQ
- **mRSS has historically failed in phase 2/3, typically < 3 points**
- **Any study focused on mRSS alone carries risk, given uncertainty over placebo change**
  - Powering off FVC would require n=200 patient sample

We believe our weight of evidence plan

✓ increases sample size
✓ enriches for mRSS
✓ uses quantitative high-resolution CT (qHRCT) as a more sensitive surrogate for FVC

Positive phase 2 qHRCT data potentially de-risks FVC in the phase 3 program and provides support for a EOP2 FDA meeting


Supine image
Prone image

Example: qHRCT image in patient with SSc-ILD [2]

Sources: [1] Internal planning assumptions, KOL feedback [2] Roofeh D, et al. Curr Opin Rheumatol., doi: 10.1097/BOR.0000000000000592

Acronyms: CT, computed tomography; EOP2, end of phase 2; FDA, Food & Drug Administration; FVC, forced vital capacity; HAQ, health assessment questionnaire; ILD, interstitial lung disease; mRSS, modified Rodnan skin score; qHRCT, quantitative high-resolution computed tomography; SSc, systemic sclerosis

©2024 Zura Bio Ltd.
22

©2024 Zura Bio Ltd. 23 Addressing Historical SSc Trial Challenges: Our Global Approach HISTORICAL CHALLENGES OUR POTENTIAL SOLUTIONS Highly variable mRSS placebo improvements Enrich for mRSS fast progressors using clinical features & autoantibodies identified from review of historical trial data in partnership with opinion leaders. Engage CRO partner with strong track record in SSc FVC requires larger sample size and can take 52 weeks Utilize qHRCT as sensitive measure of lung improvement, detectable at 6 months Phase 2 uncertainty associated with an initial phase 2 study of new molecule IL-17 (brodalumab) and BAFF (belimumab) have clinically relevant biological effects in both lung and skin Slow recruitment of ILD patients Not mandating ILD but enriching with autoantibody biomarkers anticipated to reduce overlap with competitor phase 2/3 studies, potentially generating a more rapid rate of trial enrollment tibulizumab | ZB-106 | SSc Sources: 1 Roofeh D, et al. Curr Opin Rheumatol., doi: 10.1097/BOR.0000000000000592 Acronyms: BAFF, B cell-activating factor; CRO, contract research organization; FVC, forced vital capacity; IL, interleukin; ILD, interstitial lung disease; mRSS, modified Rodnan skin score; qHRCT, quantitative high-resolution computed tomography; SSc, systemic sclerosis

©2024 Zura Bio Ltd. 24 Increase probability of success - Larger study sample size increases probability of success (mRSS) - High Resolution CT highly correlates with FVC > ILD read-through - 6-month design, eliminate cost and time of open-label study extension for FVC Accelerate development timelines - Increased number of trial sites and 3 regions potentially accelerates topline data by up to 2 quarters - Manufacturing initial phase 3 clinical supply in 2025 potentially reduces time between phase 2 and phase 3 - Phase 2 and phase 3 trial acceleration can potentially reduce total development time by ~5 to 6 quarters Opportunity to potentially increase phase 2 probability of success and reduce full development plan by up to ~18 months Acronyms: CT, computed tomography; FVC, forced vital capacity; IL, interleukin; ILD, interstitial lung disease; mRSS, modified Rodnan skin score

©2024 Zura Bio Ltd. hidradenitis suppurativa (HS) tibulizumab ZB-106 Anti-BAFF x IL-17 Tibulizumab, is a humanized bispecific dual antagonist antibody, and has been engineered to bind to and neutralize both BAFF and IL-17A. Our approach with tibulizumab is to inhibit both pathways with a single agent, potentially providing clinical benefits to a broader range of patients, as well as a greater level of effect.

TAM projected at $3.5 -$4B By 2030

Overview of hidradenitis suppurativa (HS)

zurabio

tibulizumab | ZB-106 | HS

DISEASE OVERVIEW

- Hidradenitis suppurativa is an inflammatory follicular skin disease
- Skin lesions develop in axillae, in the groin, and under the breasts, are formed as a result of inflammation & infection of sweat glands and are characterized by:
  - Recurrent boil-like nodules and abscesses that culminate in pus-like discharge
  - Difficult-to-heal open wounds (sinuses) and scarring
  - Increased Th1/Th17 and B cell mediated inflammation [1-3]
  - Disproportionately affects women between adolescent age to 55 years of age [4,5]



CLINICAL OPPORTUNITY [6]

Estimated

~300K people

living with Hidradenitis suppurativa in the U.S.

(1-2% global prevalence)

Average of

7 years

to diagnose globally

High unmet need

>50% patients still left inadequately treated

According to HiSCR 75 data

CURRENT APPROVED TREATMENTS ONLY AIM TO MANAGE SYMPTOMS AND INCLUDE STEROIDS OR IMMUNOSUPPRESSANTS TO MANAGE SYSTEMIC SYMPTOMS

Sources: [1] Moran, Barry, et al. Journal of Investigative Dermatology, doi:10.1016/j.jid.2017.05.033. [2] Banerjee, Anirban, et al. Immunological Investigations, doi:10.1080/08820139.2016.1230867. [3] Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4] Garg, Amit, et al. JAMA Dermatology, doi:10.1001/jamadermatol.2017.0201. [5] Ingram, John R. British Journal of Dermatology, doi:10.1111/bjd.19435. [5] Ingram, John R. British Journal of Dermatology, doi:10.1111/bjd.19435. [6] Medical Literature, MEDACorp KOL Discussions

©2024 Zura Bio Ltd.
26

B Cell Signaling Potentiates HS Disease

zurabio
tibulizumab | ZB-106 | HS

Pathogenic Role for B Cells and Plasma Cells

- CD20+ B and CD138+ Plasma Cells are increased in chronic HS lesions [1]

CD20+ B cells in HS Lesions


CD20+ B cells
Score
2·5
2·0
1·5
1·0
0·5
0·0
**
*
Healthy skin
Perilesional
Early lesion
Chronic HS

- B cell depletion with rituximab provided therapeutic benefit with 4 out of 5 cases reporting complete remission of HS lesions [5]

BAFF Drives B Cell Activation and Inflammation

- Increased BAFF expression in HS lesions and tunnels [2-4]
- Neutralization of BAFF in HS lesional explants reduced the expression of B & plasma cell gene signatures [2]

BAFF gene expression in HS


P=0.001
P=0.000
P=0.000
P=0.000
P=0.010
P=0.001
P=0.043
skin BAFF mRNA (r.u.)
10
1
0.1
healthy
healthy, int.
HS les
Pso les
AD les

BAFF is essential for B cell activation


BCR
BAFF
BAFFR
ITAM
SyK
ERK
PI3K
IKK1
NFκB2

Clinical Benefit of Targeting B Cells

- Modulating B cell function using fostamatinib (SYK inhibition) provided therapeutic benefit in HS [6]
- B cell depletion with rituximab provided therapeutic benefit [5]
- 4/5 cases report complete remission of HS lesions [5]

B cell disruption is efficacious in HS


Percentage of Participants Achieving Clinical Outcome (%)
100
50
0
Baseline
W1
W2
W4
W5
W6
W8
W12
Timepoint
HiSCR50
HiSCR75
HiSCR90

Week 12	% Achieving HiSCR50	% Achieving HiSCR75
Fostamatinib (SYK inhibition) [6]	85%	70%

Sources: [1]Van der Zee, H.H., et al. British Journal of Dermatology, doi:10.1111/j.1365-2133.2011.10698.x. [2]Rumberger, Beth E., et al. Inflammation Research, doi:10.1007/s00011-020-01381-7. [3]Sabat, Robert, et al. Journal of Allergy and Clinical Immunology, doi:10.1016/j.jaci.2022.10.034. [4]Gudjonsson, Johann E., et al. JCI Insight, doi:10.1172/jci.insight.139930. [6]Jepsen, Rebecca, et al. Journal of the American Academy of Dermatology, doi:10.1016/j.jaad.2023.05.076.

©2024 Zura Bio Ltd. 27

Ongoing Novartis phase 2b multicenter platform study offers additional clinical evidence of B cell targeting benefit in HS zurabio

tibulizumab | ZB-106 | HS

Presented at the American Academy of Dermatology Annual Meeting; March 8–12, 2024; San Diego, CA.



Cohorts
Outcome
A
Iscalimab
s.c. 600 mg
anti–CD-40
Positive
B
LYS006
b.i.d. 20 mg
LTA4Hi
Negative
C
MAS825
s.c. 300 mg
anti–IL-1β/
IL-18
Positive
D
Remibrutinib
b.i.d. 100 mg
or 25 mg
BTKi
Positive
E
Ianalumab
s.c. 300 mg
anti–BAFF-R
Ongoing
~40–70
patients per cohort
R
Investigational treatments (Cohort A–E)
Corresponding placebo (Cohort A–E)
Follow-up period
variable length depending on MoA
Screening
PEA
EOS
W –5
D 1
Double-blind treatment period
W 16

Patients

- Adult patients aged 18–65 years
- Moderate to severe HS for ≥12 months in ≥2 anatomical areas with ≤15 tunnels
- ***Cohorts A, C, and E:*** ≥5 inflammatory lesions
- ***Cohorts B and D:*** ≥3 inflammatory lesions

*Study started in February 2019 and is currently ongoing.
BAFF-R, B-cell activating factor of the tumor necrosis alpha family receptor; b.i.d., twice daily; BTKi, Bruton's tyrosine kinase inhibitor; CD, cluster of differentiation; D, day; EOS, end of study; HS, hidradenitis suppurativa; IL, interleukin; LTA4H, leukotriene A4 hydrolase; MoA, mechanism of action; PEA, primary endpoint analysis; R, randomization; s.c., subcutaneous; W, week. Clinicaltrials.gov NCT03827798. Available at: https://classic.clinicaltrials.gov/ct2/show/NCT03827798 (Accessed 6 Mar 2024).

©2024 Zura Bio Ltd. 28

©2024 Zura Bio Ltd. 29 Novartis’ interim results presented at ‘24 AAD, BTKi PBO adjusted delta in line with approved and in development agents tibulizumab | ZB-106 | HS Presented at the American Academy of Dermatology Annual Meeting; March 8–12, 2024; San Diego, CA. *The sHiSCR is defined as a ≥50% reduction in the abscess and inflammatory nodule count and no increase in draining tunnels compared with baseline. †Difference refers to the difference between remibrutinib (either dose) and pooled placebo at Week 16. ‡Bayesian posterior probability of remibrutinib (either dose) being better than pooled placebo. CI, confidence interval; HiSCR, hidradenitis suppurativa clinical response; n, total number of patients with response; N, total number of patients in each treatment arm; NRI, non-responder imputation; sHiSCR, simplified hidradenitis suppurativa clinical response. The primary endpoint of this study was met for both doses of remibrutinib; patients treated with remibrutinib reported a greater rate of sHiSCR* at Week 16 compared with placebo 48.5 72.7 34.7 20 0 40 60 80 100 0 2 4 6 10 12 14 16 Proportion of patients reporting sHiSCR (%) 8 Week Remibrutinib 100 mg (N = 33) Remibrutinib 25 mg (N = 33) Pooled placebo (N = 49) Cohort D Cohort A–D Remibrutinib 25 mg (N = 33) Remibrutinib 100 mg (N = 33) Pooled Placebo (N = 49) Proportion of patients with sHiSCR*: Observed with NRI (%) 72.7 48.5 34.7 Difference† (%) (95% CI) 38.0 (21.1 to 55.0) 13.8 (–4.4 to 32.0) Bayesian estimated (%) 72.3 48.5 34.9 Difference† (%) (95% CI) 37.2 (19.7 to 53.0) 13.9 (–4.2 to 31.9) Probability of difference‡ 99.9 89.6

HS innovator expected to be uniquely positioned to capture opportunities across 1st, 2nd, and 3rd-line HS patients zurabio
tibulizumab | ZB-106 | HS

2030 HS Projections *

350,000 HS Patients

~45% Hurley Stage I
160,000 Patients

~55% Hurley Stage II & III
190,000 Patients

oral doxycycline +/- oral antiandrogenic agent or metformin → **clindamycin, rifampin acitretin, dapsone**

1st Line
110,000 biologic treated
adalimumab, bimekizumab, secukinumab

2nd Line
55,000 Patients

3rd Line
27,500 Patients

~60% non-response, loss of response or intolerant

Significant Unmet Need

Innovator Opportunity

(*) Assumes Cosentyx® becomes first line biologic for HS following FDA approval for HS on 31-Oct-2023.
Sources: Medical Literature, MEDACorp KOLs, Company websites, IQVIA, US Department of Veteran's Affairs, Zura Bio Management
Acronyms: HS, hidradenitis suppurativa

©2024 Zura Bio Ltd.
30

Planned Phase 2 HS Trial Design*

zurabio
tibulizumab | ZB-106 | HS

KEY INCLUSION CRITERIA

- Moderate to Severe HS
- Hurley Stage II/III
- Total abscess and inflammatory count (AN) ≥ 5

n = 90-120 → R 1:1:1 →

- ZB-106 DOSE LEVEL 1
- PLACEBO
- ZB-106 DOSE LEVEL 2

KEY EFFICACY ENDPOINTS

- HiSCR
- Improvement in baseline AN counts
- IHS4
- PGA
- DLQI
- PK / PD assessments

KEY SAFETY ENDPOINTS

- General Safety and Tolerability
- Severe infection
- Neutropenia

(*) Trial design is subject to change

Acronyms: DLQI, dermatology life quality index; HiSCR, Hidradenitis Suppurativa Clinical Response; HS, hidradenitis suppurativa; IHS4, international hidradenitis suppurativa severity score system; PD, pharmacodynamic; PGA, physician's global assessment; PK, pharmacokinetic; R, randomization

©2024 Zura Bio Ltd.
31

©2024 Zura Bio Ltd. 32 Accelerated development plans may provide topline data by 2026* Plan informed and supported by related MoA read-outs from IL-17 and BAFF/B cell depleting therapies in SSc and HS Tibulizumab uniquely positioned as a potential first-in-class dual-pathway biologic in development for SSc and HS, if approved Potentially entering a period of growth and opportunity, with multiple key events expected over the next 6 to 12 months Tibulizumab Summary (*) assumes completion of proposed financing Sources: 1 Coherent Market Insights: Scleroderma 2022-2028, Medical Literature, MEDACorp KOL Discussions Acronyms: BAFF, B cell-activating factor; HS, hidradenitis suppurativa; IL, interleukin; MoA, mechanism of action; SSc, systemic sclerosis; TAM, total addressable market